Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:                                     Barbara Brungess

Vice President, Corporate & Investor Relations

610-727-7199

bbrungess@amerisourcebergen.com

AMERISOURCEBERGEN PRICES $600 MILLION 1.150% SENIOR NOTES DUE 2017

AND

$500 MILLION 3.400% SENIOR NOTES DUE 2024

VALLEY FORGE, PA. May 19, 2014 —AmerisourceBergen Corporation (NYSE: ABC) today announced that it priced $600 million aggregate principal amount of its 1.150% Senior Notes due May 15, 2017 and $500 million aggregate principal amount of its 3.400% Senior Notes due May 15, 2024, in an underwritten registered public offering. The offering is being made pursuant to an effective shelf registration statement AmerisourceBergen filed with the Securities and Exchange Commission (SEC) on November 27, 2012. The offering is expected to close on May 22, 2014, subject to customary closing conditions. AmerisourceBergen intends to use a portion of the net proceeds from this offering to redeem all of its 5 7/8% Senior Notes due on September 15, 2015 and to use the remaining amount for general corporate purposes, including share repurchases under its special $650 million share repurchase program, approved by its board of directors and announced on May 19, 2014.

The joint book-running managers for the offering are J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. Earlier today, AmerisourceBergen filed a preliminary prospectus supplement and an accompanying prospectus with the SEC in connection with the offering of the senior notes. Copies of these materials can be made available by contacting: J.P. Morgan Securities LLC at 383 Madison Avenue, New York, New York, 10179, Attention: High Grade Syndicate Desk, or by telephone at 1-212-834-4533; Merrill Lynch, Pierce, Fenner & Smith Incorporated at 222 Broadway, New York, New York 10038, Attention: Prospectus Department, or by telephone at 1-800-294-1322; or Mitsubishi UFJ Securities (USA) at 1633 Broadway, 29th Floor, New York, New York, 10029, Attention: Capital Markets Group, or by telephone at 1-212-405-7440. Electronic copies of the preliminary prospectus supplement and accompanying prospectus are also available on the SEC’s Web site at www.sec.gov.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the senior notes, nor shall there be any sale of the senior notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About AmerisourceBergen

AmerisourceBergen is one of the largest global pharmaceutical sourcing and distribution services companies, helping both healthcare providers and pharmaceutical and biotech manufacturers improve patient access to products and enhance patient care. With services ranging from drug distribution and niche premium logistics to reimbursement and pharmaceutical consulting services, AmerisourceBergen delivers innovative programs and solutions across the pharmaceutical supply channel. With over $100 billion in annualized revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs approximately 13,000 people.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this news release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; the retention of key customer or supplier relationships under less favorable economics; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in branded and/or generic pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances, federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to AmerisourceBergen’s distribution of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare, and the effect of such changes on AmerisourceBergen’s customers; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute; price inflation in branded and generic pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of AmerisourceBergen’s information technology systems; AmerisourceBergen’s inability to realize the anticipated benefits of the implementation of an enterprise resource planning (ERP) system; interest rate and foreign currency exchange rate fluctuations; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; economic, business, competitive and/or regulatory developments in countries where we do business and/or operate outside of the United States; risks associated with the strategic, long-term relationship among Walgreen Co., Alliance Boots GmbH, and AmerisourceBergen, the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on AmerisourceBergen’s earnings per share resulting from the issuance of the warrants to subsidiaries of Walgreen Co. and Alliance Boots GmbH (the “Warrants”), an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen’s operational, strategic or financial flexibility; the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; AmerisourceBergen’s inability to implement its hedging strategy to mitigate the potentially dilutive effect of the issuance of shares of its common stock upon exercise of the Warrants, including its inability to repurchase shares of its common stock under its new share repurchase program due to its financial performance, the current and future share price of its common stock, its expected cash flows, competing priorities for capital, and overall market conditions; AmerisourceBergen’s inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen’s tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen’s tax positions; increased costs of maintaining, or reductions in AmerisourceBergen’s ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; natural disasters or other unexpected events that affect AmerisourceBergen’s operations; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) and Item 1 (Business) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and elsewhere in that report and (ii) in other reports.